EX99-2(s)

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Kelley J. Brennan, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 11, 2010

/s/Kelley J. Brennan

Kelley J. Brennan

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Robert D. Neary, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 10, 2010

/s/Robert D. Neary

Robert D. Neary

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Richard W. Furst, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 10, 2010

/s/Richard W. Furst

Richard W. Furst

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 10, 2010

/s/Dale C. LaPorte

Dale C. LaPorte

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dorothy A. Berry, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, her true and lawful attorneys-in-fact and agent, to execute in her name, place, and stead, in her capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 10, 2010

/s/Dorothy A. Berry

Dorothy A. Berry

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John R. Murphy, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 10, 2010

/s/John R. Murphy

John R. Murphy

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Edward D. Miller, Jr., hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 10, 2010

/s/Edward D. Miller, Jr.

Edward D. Miller, Jr.

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, L. White Matthews, III, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 10, 2010

/s/L. White Matthews, III

L. White Matthews, III

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Kevin A. McCreadie, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 28, 2010

/s/Kevin A. McCreadie

Kevin A. McCreadie

PNC FUNDS

PNC ADVANTAGE FUNDS

PNC ALTERNATIVE INVESTMENT FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John F. Kernan, hereby constitutes and appoints John M. Loder, Jennifer E. Vollmer, Savonne L. Ferguson and David C. Lebisky, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee/Director or officer, or both, of PNC Absolute Return Master Fund LLC, PNC Alternative Strategies Master Fund LLC, PNC Long-Short Master Fund LLC, PNC Absolute Return Fund LLC, PNC Alternative Strategies Fund LLC, PNC Long-Short Fund LLC, PNC Absolute Return TEDI Fund LLC, PNC Alternative Strategies TEDI Fund LLC, and PNC Long-Short TEDI Fund LLC, (collectively, the “PNC Alternative Investment Funds”), PNC Funds and PNC Advantage Funds, the Registration Statements and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: June 28, 2010

/s/John F. Kernan

John F. Kernan